SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                AMENDMENT NO. 3



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) JANUARY 28, 2002

                                GOLDEN HOLE, INC.
             (Exact name of registrant as specified in its charter)

             NEVADA                     0-30721                  87-0621339
(State or other jurisdiction of       (Commission              (IRS Employer
          incorporation)              File Number)           Identification No.)

    RD #3, BOX 7-A, NORTHGATE INDUSTRIAL PARK, NEW CASTLE, PENNSYLVANIA 16105
               (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (800) 377-4732

                    10826 OMAHA TRACE, UNION, KENTUCKY 41091
          (Former name or former address, if changed since last report)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            See the disclosure in Item 5 below.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            See the disclosure in Item 5 below.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 28, 2002, the directors of the registrant approved the election of Baier & Williams, LLP to audit the financial statements for the fiscal year ended December 31, 2001. The registrant's board of directors recommended Baier & Williams, LLP because that firm is the existing certifying accountant for IPEC, which is now the accounting survivor due to the acquisition described in Item 5 below. During the two most recent fiscal years and the subsequent interim period, neither the registrant nor anyone on its behalf consulted Baier & Williams, LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

     Andersen Andersen & Strong, L.L.C. had audited the registrant's financial statements for the fiscal year ended December 31, 2000. The report of Andersen Andersen & Strong, L.L.C. did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years and the subsequent interim period, there were no disagreements with Andersen
     Andersen & Strong, L.L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Andersen Andersen & Strong, L.L.C., would have caused it to make reference to the subject matter of the disagreement in connection with its report.

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

     On January 28, 2002, the registrant closed its acquisition of International Plastics and Equipment Corp., a privately-held Pennsylvania corporation ("IPEC"), pursuant to the terms of a Share Exchange Agreement dated January 14, 2002 (the "Share Exchange Agreement"). IPEC is now a wholly-owned subsidiary of the registrant.

     The registrant has issued 9,489,796 shares of its common stock to the shareholders of IPEC. There are now 9,954,796 shares of common stock of the registrant issued and outstanding.

     The registrant's management now consists of designees from IPEC:

          Joseph Giordano, Jr.          51     President and Director
          Charles J. Long, Jr.          40     Secretary, Treasurer and Director
          Frederick W. Wakelin, Jr.     59     Chief Financial Officer
          Joseph M. Giordano            28     Director

     JOSEPH GIORDANO, JR. Mr. Giordano has been the President of IPEC since December 1994. Mr. Giordano has also been the Chief Executive Officer of Giordano Construction Company, Inc. ("Giordano Construction") since 1998 and was the President of Giordano Construction from 1973 through 1998. Giordano Construction provides general, commercial, industrial and telecommunications construction services. Since January 2000, Mr. Giordano has been a principal shareholder and director of Everclear Communications, LLC (Walton, Kentucky), a telecommunication construction services company. Joseph Giordano, Jr., is the father of Joseph M. Giordano.

     CHARLES J. LONG, JR. Mr. Long has been the corporate Secretary and Treasurer of IPEC since 1994. Mr. Long has also been the President of E. Long Holdings (New Castle, Pennsylvania) since 1984. E. Long Holdings is a private company which provides paving construction services. Since 1990, Mr. Long has been the President of Hackers Inc. (Volant, Pennsylvania), a private company which owns and manages a golf course facility.

     FREDERICK W. WAKELIN, JR. Mr. Wakelin has served as the Chief Financial Officer of IPEC since January 2000. He is a graduate of the Wharton School of Finance with a Bachelor of Science degree in Economics and a major in Finance. He began his career with the Ford Motor Company, Dearborn Michigan, in 1964 as a financial analyst. From 1966 to 1980, he worked for Black & Decker Corporation, Towson, Maryland, first as a financial analyst, then a divisional controller and finally a group controller. As a group controller, he had reporting and control responsibilities for divisions in the United States, Mexico, and Canada. From 1980 to 1983, he served as a controller for Dolphin Publishing Co., Madeira Beach, Florida, and from 1983 to 1985, he was a controller for BTU Engineering, a manufacturer of processing equipment for semi-conductor chip manufacturers, located in Billerica, Massachusetts. From 1985 to 1990, Mr. Wakelin was the chief financial officer for Norbev, a beverage manufacturing company located in Salem, Massachusetts. He became the president of that company in 1990 and served in that capacity until its sale in 1999.

     JOSEPH M. GIORDANO. Mr. Giordano has been the President of Everclear Communications, LLC since January 2000. Since 1991 Mr. Giordano has been employed by Giordano Construction. Mr. Giordano was a Jobsite Superintendent for Giordano Construction Company from 1991 to 1994. From 1994 to 1998, Mr. Giordano served as the Vice President of Operations and since 1998 Mr. Giordano has been the President of Giordano Construction. Joseph M. Giordano, is the son of Joseph Giordano, Jr.

     As of January 28, 2002, the executive offices of the registrant have been moved to the facilities of IPEC in New Castle, Pennsylvania.

     Founded in December 1994 as a Pennsylvania corporation by Joseph Giordano, Jr. and Charles J. Long, Jr., IPEC is an ISO 9002 certified manufacturer of 28mm and 38mm tamper evident plastic closures. These closures are used in the bottling of non-carbonated beverages, including bottled water, mild, fruit, and sport drinks. IPEC also designs and fabricates capping equipment.

     IPEC has grown from sales of $920,000 in 1995 to $12.3 million in 2000. For the nine months ended September 30, 2001, sales were approximately $10.75 million. To date, the geographical market focus has been the United States and Canada. It is intended that in the future, IPEC products will be aggressively marketed in Mexico, South America, and Europe.

     IPEC's primary manufacturing facility is located in New Castle, Pennsylvania. In December 1997, it added a second manufacturing facility in Brewton, Alabama. The total square footage of these facilities is approximately 75,000 square feet. IPEC is currently expanding its New Castle facility to add approximately 35,000 square feet.

     As of December 31, 2001, IPEC had 62 employees, all of which were full-time. None of the employees is represented by any labor unions.

     Except as otherwise noted, the following table sets forth certain information with respect to beneficial ownership of the registrant's shares anticipated as a result of the acquisition of IPEC: (a) each stockholder known to be the beneficial owner of more than five percent, in the aggregate, of the outstanding registrant's shares, (b) each director and executive officer of the registrant as of the date hereof, and (c) all executive officers and directors as a group.

               NAME                            POSITION (IF ANY)                NUMBER OF     PERCENT OF ALL
                                                                                  SHARES        OUTSTANDING
                                                                                  OWNED        SHARES(1)<F1>

     Joseph Giordano, Jr.                  President and Director               4,147,946          41.7%

     Charles J. Long, Jr.             Secretary, Treasurer and Director         4,147,946          41.7%

     Joseph M. Giordano                          Director                          92,178           0.9%

     Frederick W. Wakelin, Jr.                Chief Financial Officer              23,043           0.2%

     Officers and Directors as a
           group (4 persons)                                                    8,411,113          84.5%
     ---------------

(1)<F1> The percentages shown are based on 9,954,796 shares, being the total of the issued and outstanding shares of the registrant upon completion of the acquisition.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Not applicable.

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


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired: The audited financial statements of IPEC as of and for the fiscal years ending December 31, 2000 and 1999 are filed herewith. The unaudited financial statements of IPEC as of and for the nine months ended September 30, 2001 are filed herewith.

     (b) Pro forma financial information: Filed herewith.

     (c) Exhibits:

     REGULATION
     S-K NUMBER                          DOCUMENT

            2.1              Share Exchange Agreement between Golden Hole, Inc. and
                             International Plastics and Equipment Corp. dated January
                             14, 2002


           16.1              Letter from Andersen Andersen & Strong, L.L.C.


           99.1              Audited Financial Statements of International Plastics and
                             Equipment Corp. for the years ended December 31, 2000
                             and 1999

           99.2              Unaudited Financial Statements of International Plastics
                             and Equipment Corp. for the nine months ended September
                             30, 2001

           99.3              Pro Forma Combined Balance Sheet and Income Statement
                             for International Plastics and Equipment Corp. and Golden
                             Hole, Inc. as of December 31, 2000 and September 30,
                             2001
---------------



ITEM 8.     CHANGE IN FISCAL YEAR

     Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

     Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GOLDEN HOLE, INC.


March 18, 2002                         By: /s/ JOSEPH GIORDANO
                                          --------------------------------------
                                           Joseph Giordano, Jr., President



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